Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 70% Portfolio
September 30, 2023
VF70-NPRT3-1123
1.837321.117
Equity Funds - 73.1%
	Shares	Value ($)
Fidelity Canada Fund (a)	274,088	16,653,598
Fidelity Commodity Strategy Fund (a)	77,687	7,527,840
Fidelity Contrafund (a)	1,594,200	23,753,579
Fidelity Emerging Markets Discovery Fund (a)	1,039,767	15,939,634
Fidelity Emerging Markets Fund (a)	4,243,071	141,463,999
Fidelity Equity-Income Fund (a)	658,265	42,254,057
Fidelity Global Commodity Stock Fund (a)	105,825	1,948,232
Fidelity Hedged Equity Fund (a)	2,398,221	24,437,874
Fidelity Infrastructure Fund (a)	154,448	1,717,459
Fidelity International Capital Appreciation Fund (a)	1,342,586	30,973,449
Fidelity International Discovery Fund (a)	923,490	37,632,226
Fidelity International Enhanced Index Fund (a)	3,959,566	39,912,429
Fidelity International Small Cap Fund (a)	608,827	17,448,991
Fidelity International Small Cap Opportunities Fund (a)	960,073	17,204,509
Fidelity International Value Fund (a)	2,813,855	25,746,775
Fidelity Japan Smaller Companies Fund (a)	963,982	13,939,176
Fidelity Large Cap Value Enhanced Index Fund (a)	1,678,813	24,409,944
Fidelity Low-Priced Stock Fund (a)	1,203,155	49,774,538
Fidelity Overseas Fund (a)	2,853,345	153,709,689
Fidelity Real Estate Investment Portfolio (a)	264,204	8,858,752
Fidelity U.S. Low Volatility Equity Fund (a)	2,268,945	22,984,417
Fidelity Value Discovery Fund (a)	629,265	21,042,631
VIP Stock Selector All Cap Portfolio Investor Class (a)	69,957,896	642,213,485
TOTAL EQUITY FUNDS (Cost $1,384,270,164)		1,381,547,283

Fixed-Income Funds - 24.8%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	1,650,604	15,268,086
Fidelity High Income Fund (a)	1,341,613	9,793,777
Fidelity Inflation-Protected Bond Index Fund (a)	3,142,640	28,126,627
Fidelity Long-Term Treasury Bond Index Fund (a)	2,323,502	21,167,099
Fidelity New Markets Income Fund (a)	426,206	4,803,337
Fidelity Total Bond Fund (a)	21,499,198	195,212,720
VIP Investment Grade Bond II Portfolio Investor Class (a)	21,044,820	193,822,788
TOTAL FIXED-INCOME FUNDS (Cost $497,357,417)		468,194,434

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $35,597,800)	35,590,682	35,597,800

U.S. Treasury Obligations - 0.2%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.33% to 5.39% 10/26/23 to 12/21/23 (d) (Cost $4,990,366)	5,030,000	4,991,089

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,922,215,747)	1,890,330,606
NET OTHER ASSETS (LIABILITIES) - 0.0%	60,330
NET ASSETS - 100.0%	1,890,390,936

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	325	Dec 2023	33,174,375	(1,134,845)	(1,134,845)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	370	Dec 2023	80,021,750	1,912,863	1,912,863
ICE MSCI Emerging Markets Index Contracts (United States)	260	Dec 2023	12,421,500	413,610	413,610

TOTAL SOLD					2,326,473

TOTAL FUTURES CONTRACTS					1,191,628
The notional amount of futures purchased as a percentage of Net Assets is 1.8%
The notional amount of futures sold as a percentage of Net Assets is 4.9%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,991,089.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	12,365,776	95,761,881	72,529,857	554,417	-	-	35,597,800	0.1%
Total	12,365,776	95,761,881	72,529,857	554,417	-	-	35,597,800

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	15,892,931	1,202,526	1,145,520	-	(35,529)	739,190	16,653,598
Fidelity Commodity Strategy Fund	11,568,566	195,971	3,642,113	159,013	(2,356,554)	1,761,970	7,527,840
Fidelity Contrafund	20,623,975	631,514	2,095,687	315,132	46,854	4,546,923	23,753,579
Fidelity Emerging Markets Discovery Fund	13,843,850	1,371,031	741,143	-	1,733	1,464,163	15,939,634
Fidelity Emerging Markets Fund	127,486,180	12,753,927	6,664,050	-	31,609	7,856,333	141,463,999
Fidelity Equity-Income Fund	45,423,472	1,221,047	4,700,088	412,362	102,669	206,957	42,254,057
Fidelity Floating Rate High Income Fund	48,879,552	2,179,755	36,850,673	1,682,636	(1,150,592)	2,210,044	15,268,086
Fidelity Global Commodity Stock Fund	34,355,146	415,497	30,810,704	-	11,109,552	(13,121,259)	1,948,232
Fidelity Gold Portfolio	-	24,232,898	21,077,722	115,610	(3,155,176)	-	-
Fidelity Hedged Equity Fund	4,662,933	19,746,539	-	2,942	-	28,402	24,437,874
Fidelity High Income Fund	14,598,746	771,867	5,670,307	528,486	(379,131)	472,602	9,793,777
Fidelity Inflation-Protected Bond Index Fund	35,229,701	4,311,757	11,377,850	28,463	(703,439)	666,458	28,126,627
Fidelity Infrastructure Fund	-	1,935,609	79,576	20,632	(724)	(137,850)	1,717,459
Fidelity International Capital Appreciation Fund	27,730,111	2,114,758	1,825,716	-	(115,438)	3,069,734	30,973,449
Fidelity International Discovery Fund	36,308,000	2,690,175	2,390,685	-	(467,787)	1,492,523	37,632,226
Fidelity International Enhanced Index Fund	36,554,133	2,644,374	2,126,592	-	(71,855)	2,912,369	39,912,429
Fidelity International Small Cap Fund	16,060,002	1,165,884	942,235	-	(16,911)	1,182,251	17,448,991
Fidelity International Small Cap Opportunities Fund	16,599,446	474,174	-	-	-	130,889	17,204,509
Fidelity International Value Fund	23,282,315	1,632,232	1,240,965	-	36,762	2,036,431	25,746,775
Fidelity Japan Smaller Companies Fund	12,984,834	-	-	-	-	954,342	13,939,176
Fidelity Large Cap Value Enhanced Index Fund	26,175,444	392,592	2,529,184	-	61,836	309,256	24,409,944
Fidelity Long-Term Treasury Bond Index Fund	18,039,266	28,890,653	20,469,855	684,396	(8,266,095)	2,973,130	21,167,099
Fidelity Low-Priced Stock Fund	52,783,219	7,657,250	5,639,657	6,679,013	(544,097)	(4,482,177)	49,774,538
Fidelity New Markets Income Fund	9,386,569	456,670	4,989,608	303,749	(1,157,260)	1,106,966	4,803,337
Fidelity Overseas Fund	142,670,380	10,612,040	9,021,926	-	(618,447)	10,067,642	153,709,689
Fidelity Real Estate Investment Portfolio	12,537,884	713,176	3,481,170	502,784	(271,739)	(639,399)	8,858,752
Fidelity Total Bond Fund	170,873,330	39,470,725	9,524,773	5,867,974	(141,965)	(5,464,597)	195,212,720
Fidelity U.S. Low Volatility Equity Fund	42,200,674	748,704	19,503,847	60,366	881,213	(1,342,327)	22,984,417
Fidelity Value Discovery Fund	23,355,632	1,234,702	2,467,456	789,317	318,442	(1,398,689)	21,042,631
VIP Investment Grade Bond II Portfolio - Investor Class	170,913,838	34,427,585	9,524,720	73,003	(262,489)	(1,731,426)	193,822,788
VIP Stock Selector All Cap Portfolio Investor Class	619,127,921	10,776,948	65,497,460	-	(7,738,810)	85,544,886	642,213,485
	1,830,148,050	217,072,580	286,031,282	18,225,878	(14,863,368)	103,415,737	1,849,741,717

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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